UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 2000

                              BUSH BOAKE ALLEN INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

          Virginia                    001-13030                13-2560391
          --------                    ---------                ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

7 Mercedes Drive
Montvale, NJ                                                   07645-1855
----------------                                               ----------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (201) 391-9870

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On June 20, 2000, Bush Boake Allen Inc., a Virginia corporation (the "Company"), issued a press release stating that it has engaged Credit Suisse First Boston Corporation to help explore various strategic alternatives to enhance shareholder value, including the possible sale or merger of the Company.

         A copy of such press release is filed herein as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.  Exhibits

Exhibit  Description
-------  -----------
99.1     Press Release dated June 20, 2000.

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BUSH BOAKE ALLEN INC.


Dated: June 22, 2000                 By: /s/ Dennis M. Meany
                                         -------------------
                                         Dennis M. Meany
                                         Vice President, General Counsel
                                         and Secretary

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

                                  Exhibit Index

Exhibit           Description
-------           -----------
99.1              Press Release dated June 20, 2000.

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